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                                                                    EXHIBIT 99.4

                                                                       EXECUTION

                          SEQUOIA MORTGAGE TRUST 2005-4
                       Mortgage Pass-Through Certificates

                             UNDERWRITING AGREEMENT

                                                              September 26, 2005

The Firm or Firms
   of Underwriters named
   on the signature page hereof

Ladies and Gentlemen:

     Sequoia Residential Funding, Inc., a Delaware corporation (the "Depositor") and an indirect wholly-owned limited purpose subsidiary of Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"), proposes to cause Sequoia Mortgage Trust 2005-4 (the "Trust") to issue and sell to you (each, an "Underwriter") its Mortgage Pass-Through Certificates, Class 1-A1, Class 1-A2, Class 1-XA, Class 1-XB, Class 1-AR, Class 1-B1, Class 1-B2, Class 1-B3, Class 2-A1, Class 2-A2, Class 2-AR, Class 2-B1, Class 2-B2 and Class 2-B3 (the "Publicly-Offered Certificates") having the characteristics set forth in the Prospectus Supplement (as defined below), evidencing beneficial ownership interests in a trust fund (the "Trust Fund"), the assets of which will consist primarily of two pools of conventional, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (the "Mortgage Loans"). The Mortgage Loans will have the characteristics described in the Prospectus Supplement, subject to the variances, ranges, minimums and maximums set forth in the Prospectus Supplement.

     The Trust Fund will be formed, and the Publicly-Offered Certificates, together with the Class 1-B4, Class 1-B5, Class 1-B6, Class 1-LTR, Class 2-B4, Class 2-B5 and Class 2-B6
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Certificates (collectively, the "Certificates") will be issued, pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2005, by and among the Depositor, HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, National Association, in the dual capacities of master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and acknowledged by RWT Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Redwood Trust, as seller (the "Seller"). On or about September 29, 2005 (the "Closing Date"), the Seller will assign all of its right, title and interest in the Mortgage Loans to the Depositor pursuant to a mortgage loan purchase and sale agreement, dated as of September 1, 2005 (the "Mortgage Loan Purchase Agreement"), between the Seller, as seller, and the Depositor, as purchaser. Pursuant to the Pooling and Servicing Agreement, the Mortgage Loans will, in turn, be assigned by the Depositor to the Trustee for the benefit of the Certificateholders, together with all principal and interest collections received with respect to the Mortgage Loans on and after September 1, 2005 (the "Cut-off Date") (other than Scheduled Payments due on that date). The Trustee will concurrently with such assignment, authenticate and deliver the Certificates to the Depositor for sale to the Underwriters. In addition, pursuant to various assignment, assumption and recognition agreements (collectively, the "Assignment Agreements"), (i) the Seller will assign its rights under various underlying mortgage loan purchase and servicing agreements relating to the Mortgage Loans entered into by the Seller (collectively, the "Underlying Purchase and Servicing Agreements"), to the Depositor and (ii) the Depositor will, in turn, assign its rights under the Underlying Purchase and Servicing Agreements to the Trustee for the benefit of the Certificateholders. The Master Servicer will monitor the servicing of the Mortgage Loans by the primary servicers pursuant to the provisions of the Pooling and Servicing Agreement.


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     The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement,
the Assignment Agreements and this Agreement are sometimes referred to herein collectively as the "Transaction Documents." Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

     1. Representations and Warranties. The Seller, the Depositor and Redwood Trust, jointly and severally represent and warrant to, and agree with, each Underwriter that:

          (i) A registration statement on Form S-3 (File No. 333-118832), including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Act"). Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act. As of the Closing Date (as hereinafter defined), no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Seller, the Depositor or Redwood Trust, threatened by the Commission. The prospectus in the form in which it will be used in connection with the offering of the Publicly-Offered Certificates is proposed to be supplemented by a prospectus supplement dated the date hereof relating to the Publicly Offered Certificates and, as so supplemented, to be filed with the Commission pursuant to Rule 424(b) under the Act. (Such registration statement, together with any revision, amendment or supplement, is hereinafter referred to as the "Registration Statement;" such prospectus supplement, as first filed with the Commission, together with any revision, amendment or supplement, is hereinafter referred to as the "Prospectus Supplement;" and such prospectus, in the form in which it will first be filed with the Commission in connection


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     with the offering of such Certificates, including the documents incorporated therein as of the time of such filing and as supplemented by the Prospectus Supplement, together with any revision, amendment or supplement, is hereinafter referred to as the "Prospectus"). Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date on which the Registration Statement, as amended, became effective or the issue date of such preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date on which the Registration Statement became effective or the issue date of any preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, deemed to be incorporated therein by reference.

          (ii) The Registration Statement and the Prospectus, as of the date of the Prospectus Supplement will conform, and the Registration Statement and the Prospectus as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Publicly Offered Certificates, as of their respective effective or issue dates, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Registration Statement and the Prospectus


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     as revised, amended or supplemented and filed with the Commission as of the
     Closing Date will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of the Closing Date. The Registration Statement, at the time it became effective, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of the date of the Prospectus Supplement and as of the Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller, the Depositor and Redwood Trust make no representations, warranties or agreements as to the information contained in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of any Underwriter specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, such information being defined as the "Underwriter Information" in Section 10 hereof.

          (iii) The conditions to the use by the Depositor of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the rules and regulations of the Commission thereunder which have not been so filed.


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          (iv) The Publicly-Offered Certificates conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Publicly-Offered Certificates has been authorized and on the Closing Date the Publicly-Offered Certificates will have been duly and validly executed, authenticated and delivered in accordance with the Pooling and Serving Agreement and delivered to the Underwriters for the account of the Underwriters against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits afforded by the Pooling and Servicing Agreement. Each Publicly-Offered Certificate of the Class (or if applicable, Classes) indicated to be "mortgage related securities" under the heading "Summary -- Legal Investment" in the Prospectus Supplement will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

          (v) This Agreement has been duly authorized, executed and delivered by each of the Seller, the Depositor and Redwood Trust and as of the Closing Date, each of the other Transaction Documents to which the Seller, the Depositor or Redwood Trust is a party will have been, duly authorized, executed and delivered by the Seller, the Depositor or Redwood Trust, as applicable, and will conform in all material respects to the descriptions thereof contained in the Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which Redwood Trust, the Seller or the Depositor is a party will constitute a legal, valid and binding agreement of the Seller, the Depositor or Redwood Trust, as applicable, enforceable in accordance with its terms, except as the same may be limited by


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     bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity.

          (vi) Each of the Seller, the Depositor and Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective State of incorporation, and each of the Seller, the Depositor and Redwood Trust is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its respective properties or the nature of its respective activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust, the Seller or the Depositor; each of Redwood Trust, the Seller and the Depositor holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its respective business as described in the Prospectus; and each of the Seller, the Depositor and Redwood Trust has the corporate power and authority to own its respective properties and conduct its respective business as described in the Prospectus and to enter into and perform its respective obligations under each Transaction Document to which it is a party.

          (vii) Neither the issuance, delivery or sale of the Publicly Offered Certificates, nor the consummation of any other of the transactions contemplated herein, nor the execution and delivery of the Transaction Documents by the Seller, the Depositor or Redwood Trust, as applicable, and compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or


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     provision of the certificate of incorporation or by-laws of the Seller, the
     Depositor, or Redwood Trust, and none of the Seller, the Depositor or Redwood Trust is in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Seller, the Depositor or Redwood Trust is a party or by which it or its respective properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Seller, the Depositor or Redwood Trust of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Seller, the Depositor or Redwood Trust, or its respective properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor, Redwood Trust, the Trust Fund or the Certificates or on the ability of the Seller, the Depositor or Redwood Trust to perform its respective obligations under the Transaction Documents to which it is a party; and neither the delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Transaction Documents will result in such a breach, violation or default which would have such a material adverse effect.

          (viii) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Seller, the Depositor or Redwood Trust of the transactions contemplated by the Transaction Documents to which it is a party (other than as required under "blue sky" or state securities laws, as to which no representations and warranties


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     are made by the Seller, the Depositor or Redwood Trust), except such as have been, or will have been prior to the Closing Date, obtained under the Act, and such recordations of the assignment of the Mortgage Loans (as defined in the Prospectus Supplement) to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed.

          (ix) There is no action, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Seller, the Depositor or Redwood Trust is a party, or to the best knowledge of the Seller, the Depositor or Redwood Trust, threatened against the Seller, the Depositor or Redwood Trust, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Seller, the Depositor or Redwood Trust or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated in the Transaction Documents.

          (x) At the time of execution and delivery of the Mortgage Loan Purchase Agreement between the Seller and the Depositor, the Seller will own the Mortgage Loans being sold to the Depositor pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens"), except to the extent permitted by the Mortgage Loan Purchase Agreement, and will not have assigned to any person other than the Depositor any of its right, title or interest in the Mortgage Loans.

          (xi) Immediately prior to the assignment of the Mortgage Loans by the Depositor to the Trustee as contemplated by the Pooling and Servicing Agreement, the


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     Depositor (i) will have good title to and was the sole owner of, each such
     Mortgage Loan free and clear of any Lien, (ii) will not have assigned to any Person any of its rights, title or interest in and to such Mortgage Loans or in the Pooling and Servicing Agreement and (iii) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired all of the Depositor's rights, title and interest in and to such Mortgage Loans.

          (xii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents and the Certificates have been or will be paid by the Seller, the Depositor or Redwood Trust at or prior to the Closing Date, except for fees for recording assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed, which fees will be paid by or on behalf of Redwood Trust.

          (xiii) The Mortgage Loans conform in all material respects to the description thereof contained in the Prospectus Supplement.

          (xiv) Neither the Depositor nor the Trust Fund is, and neither the issuance and sale of the Certificates nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Trust Fund to be, an "investment company" or under the interest of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (xv) None of the Seller, the Depositor or Redwood Trust is doing business with Cuba.


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     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Depositor agrees to sell, and each Underwriter agrees, severally and not jointly, to purchase from the Depositor, each Class of Publicly-Offered Certificates to be purchased by such Underwriter in the respective initial Class Principal Amounts and at the purchase prices set forth on Schedule 1 annexed hereto (including accrued interest from and including the Cut-off Date to, but not including, the Closing Date, in the case of the Class 1-XA, Class 1-XB, Class 1-B3, Class 2-A1, Class 2-A2, Class 2-B1, Class 2-B2 and Class 2-B3 Certificates).

     3. Delivery and Payment. The Publicly-Offered Certificates shall be delivered at the office, on the date and at the time specified in the Prospectus Supplement, which place, date and time may be changed by agreement between the Underwriters and the Depositor (such date and time of delivery of and payment for the Publicly-Offered Certificates being hereinafter referred to as the "Closing Date"). Delivery of the Publicly-Offered Certificates shall be made to each of the Underwriters as against their respective payment of the purchase price therefor to or upon the order of the Issuer in immediately available federal funds. The Publicly-Offered Certificates shall be registered in such names and in such denominations as required by book-entry registration not less than two full business days prior to the Closing Date. The Depositor agrees to cause the Publicly-Offered Certificates to be made available for inspection, checking and packaging in New York, New York on the business day prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Publicly-Offered Certificates for sale as set forth in the Prospectus and that you will not offer, sell or otherwise distribute the Publicly-Offered Certificates (except for the sale thereof in exempt transactions) in any state in which the Publicly-Offered Certificates are not exempt from


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registration under "blue sky" or state securities laws (except where the
Publicly-Offered Certificates will have been qualified for offering and sale at your direction under such "blue sky" or state securities laws).

     5. Agreements.

          (a) The Depositor agrees with each Underwriter that:

          (i) The Depositor will cause the Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Act and, if necessary, within 15 days of the Closing Date, will file a report on Form 8-K setting forth specific information concerning the Mortgage Loans, and will promptly advise each Underwriter when the Prospectus has been so filed, and, prior to the termination of the offering of the Publicly-Offered Certificates, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Publicly-Offered Certificates or the Trust Fund), (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information (unless such amendment or request for additional information does not relate to the Publicly-Offered Certificates or the Trust Fund),
     (iii) of any written notification received by the Depositor of the suspension of qualification of the Publicly-Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Depositor, the threatening of any proceeding for that purpose. The Depositor will use its best efforts to prevent the issuance of any such stop order and, if


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     issued, to obtain as soon as possible the withdrawal thereof. The Depositor will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to Publicly-Offered Certificates or the Trust Fund) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.

          (ii) If, at any time when a prospectus relating to the Publicly-Offered Certificates is required to be delivered under the Act (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or
     (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, the Depositor promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (iii) The Depositor will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Publicly-Offered


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     Certificates is required under the Act, as many copies of the Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

          (iv) The Depositor will, as between itself and the Underwriters, pay all expenses incidental to the performance of the obligations of the Depositor, the Seller or the Redwood Trust under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, the Transaction Documents and the Certificates, (ii) the cost of delivering the Publicly-Offered Certificates to the Underwriters, (iii) the fees charged by securities rating agencies for rating the Publicly-Offered Certificates, (iv) all transfer taxes, if any, with respect to the sale and delivery of the Publicly-Offered Certificates to the Underwriters, (v) any expenses for the qualification of the Publicly-Offered Certificates under "blue sky" or state securities laws, including filing fees and the fees and disbursements of counsel for such Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) all other costs and expenses incidental to the performance by the Depositor, the Seller or the Redwood Trust of their respective obligations hereunder which are not otherwise specifically provided for in this subsection and (vii) the fees of any counsel to the Underwriters, including the fees incurred in connection with the review of the Transaction Documents and the preparation of the Underwriting Agreement and the legal opinions, up to a maximum of $55,000; provided, however, that the Underwriters will pay all fees of any counsel to the Underwriters in excess of $55,000, which excess shall not exceed $40,000. In addition, it is understood that, except as provided in this paragraph (iv) and in Section 9 hereof, the Underwriters will pay all the following additional expenses: (i) any transfer taxes on resale of any of


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     the Publicly-Offered Certificates by it and (ii) any advertising expenses connected with any offers that such Underwriters may make.

          (v) So long as any Publicly-Offered Certificates are outstanding, upon request of any Underwriter, the Depositor will furnish, or will cause to be furnished, to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement, (ii) each report regarding the Publicly-Offered Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Publicly-Offered Certificates and (iii) from time to time, such other information concerning the Publicly-Offered Certificates which may be furnished by the Depositor or the Trustee without undue expense and without violation of applicable law.

          (vi) The Depositor will file or cause to be filed a current report on Form 8-K for purposes of filing any Computational Materials furnished to the Depositor by any Underwriter prior to the time of filing of the Prospectus as provided in Section 5(a) hereof and will include therein all Computational Materials so furnished. In addition, the Depositor will file or cause to be filed all reports with respect to the Trust Fund required to be filed under the Exchange Act when the same are required thereby to be so filed.

          (vii) For a period ending on the Closing Date, the Depositor shall not offer or sell, or announce the offering of, or cause any trust created by the Depositor to offer or sell, or announce the offering of, any mortgage pass-through certificates or other similar mortgage-related securities, without the prior written consent of the Underwriters.

          (b) Redwood Trust covenants with each Underwriter and with the Depositor that it shall notify you and the Depositor of the occurrence of any material events respecting the


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activities, affairs or condition, financial or otherwise, of Redwood Trust and its subsidiaries and, if as a result of any such event it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, Redwood Trust will forthwith supply such information to the Depositor as shall be necessary for the Depositor to prepare an amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

     6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Publicly-Offered Certificates to be purchased by it as set forth on Schedule 1 annexed hereto shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Seller, the Depositor and Redwood Trust contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Seller, the Depositor and Redwood Trust made in any officer's certificate pursuant to the provisions hereof, to the performance in all material respects by the Seller, the Depositor and Redwood Trust of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, any requests for additional information on the part of the Commission (to be included in the Registration Statement or in the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters, and the Prospectus shall have been filed or transmitted for filing with the Commission not later than the


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time the same is required to be filed or transmitted for filing pursuant to the rules and regulations of the Commission.

          (b) Each of the Depositor and the Seller shall have furnished to the Underwriters a certificate, dated the Closing Date, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such entity, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

          (i) The representations and warranties made by such entity herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such entity has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date;

          (iii) Nothing has come to the attention of such officer that would lead such officer to believe that the Prospectus (other than any information included in the Computational Materials and incorporated in the Prospectus by reference, which information (i) is not also otherwise included in the Prospectus Supplement and (ii) is not Seller Mortgage Loan Information) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (iv) Nothing has come to the attention of such officer that would lead such officer to believe that any Seller Mortgage Loan Information (as defined herein) contains any untrue statement of a material fact or, in conjunction with the Prospectus, omits any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) Redwood Trust shall have furnished to the Underwriters a certificate, dated the Closing Date, of Redwood Trust, signed by the Chairman of the Board or President and the principal financial or accounting officer of Redwood Trust, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

          (i) The representations and warranties of Redwood Trust herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Redwood Trust has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date; and

          (iii) Nothing has come to the attention of such officer that would lead such officer to believe that the Prospectus (other than any information included in the Computational Materials and incorporated in the Prospectus by reference, which information (i) is not also otherwise included in the Prospectus Supplement and (ii) is not Seller Mortgage Loan Information) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Each of the Depositor and the Seller shall have furnished to you an opinion, dated the Closing Date, of Tobin & Tobin, special counsel to the Depositor and the Seller, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) Such entity has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of its incorporation and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of such entity; and such entity holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) No filing or registration with, notice to, or consent, approval, authorization, order or other action of any governmental agency or body or any court is required for the consummation by such entity of the transactions contemplated by the terms of the Transaction Documents to which it is a party except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered Certificates, any recordations of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained;

          (iii) The issuance, delivery and sale of the Publicly-Offered Certificates to be purchased by the Underwriters pursuant to this Agreement, the execution and delivery of the Transaction Documents by such entity and the consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation or by-laws of such entity, or any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which such entity is a party or by which it or its property is bound, or any statute or any law, decree, order, rule or regulation applicable to such entity of any court, regulatory body, administrative agency or governmental body having jurisdiction over such entity or its properties;

          (iv) There are no legal or governmental actions, investigations or proceedings pending to which such entity is a party, or, to the best knowledge of such counsel, threatened against the such entity, (A) asserting the invalidity of any Transaction Document or the Certificates,
     (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any Transaction Document, (C) which might materially and adversely affect the performance by such entity of its respective obligations under, or the validity or enforceability of, any Transaction Document or the Certificates or (D) seeking to affect adversely the Federal income tax attributes of the Publicly-Offered Certificates as described in the Prospectus under the heading "Federal Income Tax Consequences" or the state income tax attributes of the Publicly-Offered Certificates as described in the Prospectus under the heading "State Tax Considerations;"

          (v) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the respective rules and regulations thereunder;

          (vi) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

          (vii) Each Transaction Document to which such entity is a party has been duly authorized, executed and delivered by such entity and constitutes a valid, legal and binding agreement of such entity enforceable against such entity in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (viii) The direction by the Depositor to the Trustee to execute, authenticate and deliver the Publicly-Offered Certificates has been duly authorized by the Depositor, and the Publicly-Offered Certificates, when authenticated by the Trustee in the manner anticipated by the Pooling and Servicing Agreement and delivered and paid for by you as provided in this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

          (ix) The Publicly-Offered Certificates and the Transaction Documents conform in all material respects to the descriptions thereof contained in the Prospectus;

          (x) The statements in the Prospectus under the headings "Certain Legal Aspects of the Loans" and "Legal Investment," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

          (xi) The Publicly-Offered Certificates indicated under the heading "Summary -- Legal Investment" in the Prospectus Supplement to be "mortgage related securities" will be mortgage related securities, as defined in
     Section 3(a)(41) of the Exchange Act, so long as such Publicly-Offered Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; and

          (xii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Depositor nor the Trust Fund is required to be registered as an "investment company" under the 1940 Act.

     Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to financial and statistical information contained therein.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Seller, the Depositor and Redwood Trust. Such opinion may be qualified as an opinion only on the laws of the States of New York, California and Delaware and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.

          (e) The Depositor shall have furnished to the Underwriters an opinion, dated the Closing Date, of Chapman and Cutler LLP, special tax counsel to the Depositor, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) the statements in the Prospectus under the heading "Federal Income Tax Consequences", as supplemented or modified by the statements in the Prospectus Supplement under the heading "Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect to Federal income tax matters, are correct in all material respects;

          (ii) each segregated asset pool for which the Pooling and Servicing Agreement directs the Trustee to make a REMIC election will qualify as a REMIC within the meaning of Section 860D of the Code;

          (iii) the Reserve Fund is an "outside reserve fund" that is beneficially owned by the owners of the Class 1-XA and Class 1-XB Certificates, as applicable; and

          (iv) the rights of the owners of the Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates with respect to the Reserve Fund represent, for federal income tax purposes, contractual rights that are separate from their regular interests within the meaning of Treasury Regulations Section 1.860G-2(i).

          (f) Redwood Trust shall have furnished to the Underwriters an opinion, dated the Closing Date, of Tobin & Tobin, special counsel to Redwood Trust, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust; and Redwood Trust holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) Each Transaction Document to which Redwood Trust is a party has been duly authorized, executed and delivered by Redwood Trust and constitutes a valid, legal binding agreement of Redwood Trust, enforceable against Redwood Trust in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Redwood Trust of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained;

          (iv) The consummation of any of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of Redwood Trust, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which Redwood Trust is a party or by which it is bound, or any statute or regulation applicable to Redwood Trust or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over Redwood Trust; and

          (v) There are no legal or governmental actions, investigations or proceedings pending to which Redwood Trust is a party, or, to the best knowledge of such counsel, threatened against Redwood Trust, (A) asserting the invalidity of any Transaction

     Document to which Redwood Trust is a party or (B) which might materially and adversely affect the performance by Redwood Trust of its obligations under, or the validity or enforceability of any Transaction Document to which Redwood Trust is a party.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than Redwood Trust, the Seller and the Depositor. Such opinion may be qualified as an opinion only on the laws of the States of Maryland, New York, Delaware and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (g) The Trustee shall have furnished to the Underwriters an opinion, dated the Closing Date, of Pryor Cashman Sherman & Flynn LLP, counsel to the Trustee, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The Trustee has been duly organized and is validly existing as a banking corporation duly organized under the laws of the state of New York, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Trustee; and the Trustee holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated by the terms of the Pooling and Servicing Agreement, except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained; and

          (iv) The consummation of any of the transactions contemplated by the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of the Trustee, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound, or any statute or regulation applicable to the Trustee or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee. Such opinion may be qualified as an opinion only on the laws of the States of New York, Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (h) The Master Servicer shall have furnished to the Underwriters an opinion, dated the Closing Date, of in-house counsel to the Master Servicer and Hunton & Williams LLP, counsel to the Master Servicer, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The Master Servicer has been duly organized and is validly existing as a national banking association duly organized under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Master Servicer; and the Master Servicer holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Master Servicer and constitutes a valid, legal and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated by the terms of the Pooling and Servicing Agreement;

          (iv) The consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of the Master Servicer, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Master Servicer is a party or by which it is bound, or any statute or regulation applicable to the Master Servicer or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and

          (v) There are no legal or governmental actions, investigations or proceedings pending to which the Master Servicer is a party, or, to the best knowledge of such counsel, threatened against the Master Servicer, (A) asserting the invalidity of the Pooling and Servicing Agreement or (B) which might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Master Servicer. Such opinion may be qualified as an opinion only on the laws of the States of New York, Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

          (i) The Underwriters shall have received copies of any opinions of counsel delivered to the rating agencies set forth in the Prospectus as rating the Publicly-Offered Certificates, including, but not limited to, any "true sale," "non-consolidation" or "perfection" opinions. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

          (j) The Underwriters shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Publicly-Offered Certificates, the Registration Statement and the Prospectus, and such other related matters as you may reasonably require.

          (k) The Depositor's independent accountants, Deloitte & Touche LLP shall have furnished to the Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of the Prospectus Supplement in the form and reflecting the performance of the procedures previously agreed to by the Depositor and the Underwriters.

          (l) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change in or affecting the earnings, business or properties of Redwood Trust, the Depositor or the Seller which, in your judgment, materially impairs the investment quality of the Publicly-Offered Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Publicly-Offered Certificates as contemplated by the Prospectus.

          (m) The Publicly-Offered Certificates shall be rated not lower than the required ratings set forth under the heading "Ratings" in the Prospectus Supplement, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Publicly-Offered Certificates has been placed under review (otherwise than for possible upgrading).

          (n) The Depositor shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects satisfactory in form and substance to the Underwriters and their counsel.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by such Underwriter. Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.

     7. Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Depositor if, subsequent to the date hereof, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of Redwood Trust or the Depositor shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Publicly-Offered Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

     8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Depositor, the Seller and Redwood Trust and their respective officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Depositor, the Seller or Redwood Trust, and will survive delivery of and payment for the Publicly-Offered Certificates. The provisions of
Section 5(a)(iv), Section 9, Section 12 and Section 13 hereof shall survive the termination or cancellation of this Agreement.

     9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Publicly-Offered Certificates or termination by any

Underwriter pursuant to Section 7 hereof, the Publicly-Offered Certificates are not delivered as provided herein, the Depositor, the Seller and Redwood Trust jointly and severally agree to reimburse each Underwriter for all damages, losses and out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Publicly-Offered Certificates, but the Depositor, the Seller and Redwood Trust shall then be under no further liability to any Underwriter with respect to the Publicly-Offered Certificates, except as provided in Section 5(a)(iv), Section 8, Section 12 or Section 13 hereof.

     10. Certain Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

     Computational Materials: Within the meaning of the no-action letter issued by the staff of the Commission on May 20, 1994 to Kidder, Peabody Acceptance Corporation I, et al., as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on February 17, 1995 to the PSA, tables and/or charts displaying, with respect to any Class or Classes of Publicly-Offered Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; proposed structure; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, which materials are furnished by an Underwriter to prospective investors.

     Seller Mortgage Loan Information: Information relating to the Mortgage Loans furnished by or on behalf of the Depositor or the Seller to the Underwriters, upon which the mathematical calculations reflected in the Computational Materials of such Underwriter are based.

     Spread: The excess, if any, of (i) the purchase prices paid by investors to an Underwriter for the Publicly-Offered Certificates over (ii) the purchase price paid by such Underwriter to the Depositor for the Publicly-Offered Certificates purchased by such Underwriter.

     Underwriter Information: The only written information furnished by or on behalf of an Underwriter to the Depositor specifically for use in connection with the preparation of the Registration Statement or the Prospectus, such information being (i) the information relating to the Underwriter set forth in the second, third, fourth and fifth paragraphs and the two tables under the caption "Method of Distribution" in the Prospectus Supplement and (ii) any Computational Materials prepared by the Underwriter, furnished to the Depositor and included in the Form 8-K; provided, however, that such Computational Materials shall not include (i) any Seller Mortgage Loan Information or any errors in the mathematical calculations reflected in such Computational Materials to the extent such errors result from such Seller Mortgage Loan Information or (ii) any information contained in the Computational Materials that is also otherwise included in the Prospectus Supplement.

     11. Computational Materials. Each Underwriter that desires to furnish Computational Materials to investors shall furnish two (2) copies thereof, or deliver by electronic transmission, as applicable, to or at the direction of Tobin & Tobin no later than 3:00 p.m. New York City time on the business day prior to the day on which the Prospectus Supplement is being cleared for printing. In addition, each Underwriter which has so furnished Computational Materials to the Depositor hereby represents as to the materials it has furnished as follows:


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
          (a) The Computational Materials so furnished by such Underwriter include all Computational Materials prepared by such Underwriter that:

          (i) are generated based on assumptions regarding the payment priorities and characteristics of a Class of Publicly-Offered Certificates that is actually issued and purchased by an Underwriter; and

          (ii) are provided to prospective investors under the following conditions prior to the time of filing of the Prospectus pursuant to Rule 424(b):

               A. in the case of each prospective investor that has orally indicated to such Underwriter that it will purchase all or a portion of the Class of Publicly-Offered Certificates to which such Computational Materials relate, the Computational Materials relating to such Class that are sent to such prospective investor; and

               B. for any other prospective investor, all Computational Materials that are sent to such prospective investor after the structure for the Publicly-Offered Certificates is finalized;

     provided, however, that the Computational Materials so furnished need not include any Computational Materials that relate to abandoned structures or that are furnished to prospective investors prior to the time that the structure of the Publicly-Offered Certificates is finalized where such investors have not indicated to such Underwriter their intention to purchase the Class or Classes of Publicly-Offered Certificates described in such Computational Materials.

          (b) Neither the Depositor nor any of its affiliates participated in the preparation of the Computational Materials other than by supplying the Seller Mortgage Loan Information to the Underwriter.

          (c) At or prior to the time any Computational Materials are furnished to the Depositor for filing on the Form 8-K, the Underwriter furnishing such Computational Materials will provide to the Depositor a letter, in form and substance reasonably satisfactory to the Depositor and such Underwriter, of a firm of independent public accountants of national reputation to the effect that such accountants have performed certain specified procedures with respect to such Computational Materials and have found no exceptions, other than such exceptions as are acceptable to the Depositor and the Underwriter. Each Underwriter furnishing a letter of the sort described in the preceding sentence will bear the costs and expenses of such letter.

     12. Indemnification. (a) The Depositor, the Seller and Redwood Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any revision or amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any revision or amendment thereof or supplement therefore, or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading and further agree to promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him, as incurred, in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that none of the Depositor, the Seller or Redwood Trust shall be liable to a particular Underwriter or any person who controls such Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission was (i) made in the Prospectus or the Registration Statement pursuant to Underwriter Information or (ii) corrected (with such correction delivered to the Underwriter) at least one day prior to the written confirmation of such sale and such Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Prospectus as then revised, amended or supplemented in any case where such delivery is required by the Act or the Exchange Act, if the Depositor has previously furnished copies thereof to the Underwriters in accordance with the terms of this Agreement. This indemnity agreement will be in addition to any liability that the Depositor, the Seller or Redwood Trust may otherwise have.

          (a) Each Underwriter severally agrees to indemnify and hold harmless the Depositor, Redwood Trust and the Seller, the officers of the Depositor who signed the Registration Statement or any amendment thereof, the directors of the Depositor, and each person who controls the Depositor, Redwood Trust or the Seller within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnities from the Depositor, the Seller and Redwood Trust to each Underwriter; provided, however, that an Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriter Information furnished by that particular Underwriter to the Depositor or to a prospective investor; and provided, further, that any such omission or alleged omission relating to the Computational Materials included in the Underwriter Information pursuant to the definition thereof shall be determined by reading such Computational Materials in conjunction with the Prospectus as an integral document and in the light of the circumstances under which such statements in the Computational Materials and Prospectus were made. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have.

          (b) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, unless the indemnifying party is materially prejudiced by such failure to notify and in any event shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this
Section 12. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party (including impleaded parties) and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for each of, and approved by, the Underwriters in the case of paragraph (a) of this Section 12, representing the related indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     13. Contribution. If the indemnification provided for in Section 12 is unavailable or insufficient to hold harmless an indemnified party under Section 12, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 12 above in such proportion as is appropriate to reflect the relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other from the offering of the Publicly-Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriters on the other shall be in such proportion so that the Underwriters are responsible for an amount equal to the Spread, and the Depositor, the Seller and Redwood Trust are responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or Redwood Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 13 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this
Section 13. An Underwriter shall not be required to contribute any amount in excess of (x) the Spread of such Underwriter, over (y) the amount of any damages which the applicable Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligation of any Underwriter to contribute under this Section 13 is several in proportion to the portion of the Spread applicable to it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.

     15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     16. No Fiduciary Duty. Each of the Depositor, the Seller and Redwood Trust (each, a "Redwood Party") acknowledges that in connection with the offering of the Publicly-Offered Certificates: (a) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, any Redwood Party or any other person, (b) the Underwriters owe the Redwood Parties only those duties and obligations set forth in this Agreement and (c) the Underwriters may have interests that differ from those of the Redwood Parties. Each Redwood Party waives to the full extent permitted by applicable law any claims it may have against the

Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Publicly-Offered Certificates.

     17. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Publicly-Offered Certificates, represents the entire agreement between the Redwood Parties, on the one hand, and the Underwriters, on the other, with respect to the preparation of the Prospectus, and the conduct of the offering, and the purchase and sale of the Publicly-Offered Certificates. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     18. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof; provided, that in the case of Morgan Stanley & Co. Incorporated, a copy of any such communication shall also be delivered to 1585 Broadway, New York, New York 10036, attention of Michelle Wilke, Esq. If such notice is sent to the Depositor, the Seller or Redwood Trust, it shall be delivered to One Belvedere Place, Suite 330, Mill Valley, California 94941, attention of John Isbrandtsen, Vice President.

                                      * * *

     If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Depositor, the Seller, Redwood Trust and each Underwriter relating to the Publicly-Offered Certificates.

                                        Very truly yours,

                                        REDWOOD TRUST, INC.


                                        By: /s/ John Arens
                                            ------------------------------------
                                        Name: John Arens
                                        Title: Vice President


                                        RWT HOLDINGS, INC.,
                                        as Seller


                                        By: /s/ John Arens
                                            ------------------------------------
                                        Name: John Arens
                                        Title: Vice President


                                        SEQUOIA RESIDENTIAL FUNDING, INC.,
                                        as Depositor


                                        By: /s/ John Arens
                                            ------------------------------------
                                        Name: John Arens
                                        Title: Vice President

The foregoing Agreement
is hereby confirmed and accepted by:

MORGAN STANLEY & CO. INCORPORATED


By: /s/ Valerie Kay
    ---------------------------------
Name: Valerie Kay
Title: Managing Director

Address: Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, NY 10036


BANC OF AMERICA SECURITIES LLC


By: /s/ Scott Evans
    ---------------------------------
Name: Scott Evans
Title:
       ------------------------------
Address: 214 North Tryon Street
         NC1-027-21-04
         Charlotte, North Carolina 28255

                                   Schedule 1

        Original Class     Class                     Original Amount to be purchased       Original Amount to be
           Principal     Interest   Purchase Price       by Morgan Stanley & Co.       purchased by Banc of America
Class      Amount(1)      Rate(2)     Percentage               Incorporated                   Securities LLC
-----   --------------   --------   --------------   -------------------------------   ----------------------------
1-A1     $133,459,000    Variable       99.8125                $ 66,729,500                    $ 66,729,500
1-A2     $ 14,829,000    Variable       99.8125                $  7,414,500                    $  7,414,500
1-XA     $148,288,000*   Variable        1.3000                $148,288,000*                             --
1-XB     $  3,488,000*   Variable        2.0000                $  3,488,000*                             --
1-AR     $         50         N/A           N/A                $         50                              --
1-B1     $  2,093,000    Variable       99.7500                $  1,046,500                    $  1,046,500
1-B2     $  1,395,000    Variable       99.7500                $    697,500                    $    697,500
1-B3     $  1,706,000    Variable      100.0000                $  1,706,000                              --
2-A1     $160,096,000    Variable      100.0000                          --                    $160,096,000
2-A2     $ 10,268,000    Variable      100.0000                          --                    $ 10,268,000
2-AR     $         50         N/A           N/A                          --                    $         50
2-B1     $  1,740,000    Variable      100.0000                          --                    $  1,740,000
2-B2     $    696,000    Variable      100.0000                          --                    $    696,000
2-B3     $    348,000    Variable      100.0000                          --                    $    348,000

----------
*    Indicates the Initial Class Notional Amount of such interest-only class.

(1)  These balances are approximate, as described in the Prospectus Supplement.

(2) These Publicly-Offered Certificates will accrue interest based on adjustable interest rates, as described in the Prospectus Supplement.

(3) The Class 1-XA and Class 1-XB Certificates bear interest based upon notional amounts, as discussed in the Prospectus Supplement.